SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) August 6, 2001
                                                       --------------

                             PPI CAPITAL GROUP, INC.
              -----------------------------------------------------
              Exact name of registrant as specified in its charter)

        Utah                        0-25449               87-0401453
  ---------------------------------------------------------------------------
   (State or other                (Commission            (IRS Employer
   jurisdiction of                File Number)         Identification No.)
     Formation)


             3655 Nobel Drive, Suite 540, San Diego, California         92122
             ------------------------------------------------------------------
                  (Address of principal executive offices)           (Zip Code)

        Registrant's telephone number, including area code (858) 623-1600
                                                           --------------

          -------------------------------------------------------------
          (Former name or former address, if changes since last report)

Item 4.  Changes In Registrant's Certifying Accountant
         ---------------------------------------------

         The Company was advised by the accounting firm of Harold Y. Spector, Certified Public Accountant ("Spector") on August 6, 2001 that it has resigned as of that date as the independent accountant to audit the Company's financial statements.

         The reports of Spector on the Company's financial statements within the two most recent fiscal years or any subsequent interim period contain no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         The Company's Board of Directors approved the resignation of Spector.

         During the two most recent fiscal years and any subsequent interim period preceding Spector's resignation, there were no disagreement(s) with Spector on any matter of accounting principles or practice, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Spector, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

         No "reportable events" (as defined in Item 304 (a) (1) (v) of Regulation S-K) occurred during the Company's two most recent fiscal years and any subsequent interim period preceding the accounting firm of Harold Y. Spector, Certified Public Accountant resignation.

         The Company has requested that Spector furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Spector agrees with the above statements. A copy of such letter is attached hereto as Exhibit 16.1.

         The Company engaged Nation Smith Hermes Diamond ("Nation Smith"), as its new independent accountants as of August 7, 2001. Prior to such date, the Company did not consult with Nation Smith regarding (i) the application of accounting principles to a specified transaction, either completed or proposed,
(ii) the type of audit opinion that might be rendered by Nation Smith on the Company's financial statements, or (iii) any other matter that was the subject of a disagreement between the Company and its auditor (as defined in Item 304(a)(1)(iv) of Regulation S-K and its related instructions) or a reportable event (as described in Item 304(a) (1)(v) of Regulation S-K).


Item 7.  Financial Statements and Exhibits
         ---------------------------------

16.1 Letter dated August 6, 2001, from the accounting firm of Harold Y. Spector, Certified Public Accountant to the Company concerning the disclosure made in this Report on Form 8-K.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.


                                       PPI CAPITAL GROUP, INC.



                                       By: /s/ Brian M. Overstreet
                                           -------------------------------------
                                       Name:   Brian M. Overstreet
                                       Title:  President and Chief Executive
                                               Officer


Dated:  August 8, 2001


                                       2